EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Boundless Motor Sports Racing, Inc. (the “Company”) for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company
.

Date: December ___, 2004	By:	/s/ Paul A. Kruger
Paul A. Kruger
Chairman of the Board
Chief Executive Officer and President

Date: December ___, 2004	By:	/s/ Glenn A. Jackson
Glenn A. Jackson
Chief Financial Officer

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